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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 2003

The supplement to the prospectus dated August 18, 2003 is hereby amended and restated as follows:

NEW INVESTMENT PORTFOLIO

Effective December 8, 2003, one new investment portfolio, Great Companies - America (the "Portfolio") will be added to the variable portion of your contract. The new portfolio is a series of Manufacturers Investment Trust.

The Portfolio seeks long-term growth of capital by investing in common stocks of large, established, U.S.-based companies. Stocks for this portfolio are selected by the subadviser from a group of companies that it has identified, in its opinion, as being "great companies."

DESCRIPTION OF THE CONTRACT
Pay-out Period Provisions

Effective August 18, 2003, fixed period certain only annuity options with a period certain of five through nine (5-9) years will no longer be available.

         Determination of Amount of the First Variable Annuity Payment The third sentence of the first paragraph is hereby deleted.

DESCRIPTION OF THE CONTRACT
Fixed Account Investment Options

Fixed Annuity Options
The following text replaces this section:

Subject to the distribution of death benefits provisions (see "DEATH BENEFIT DURING ACCUMULATION PERIOD" above), on death, withdrawal or the maturity date of the contract, the proceeds may be applied to a fixed annuity option (see "ANNUITY OPTIONS" above).

The amount of each fixed annuity payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the fixed annuity to the appropriate table in the contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an annuity option that is not guaranteed in the contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of fixed annuity payments.

OPTIONAL BENEFITS
PAYMENT ENHANCEMENT

"Optional Benefits - Payment Enhancement" is amended to clarify that the withdrawal charge period is 8 years if the Payment Enhancement is elected and 7 years if the Payment Enhancement is not elected.

OPTIONAL BENEFITS
GUARANTEED RETIREMENT INCOME PROGRAMS -GRIP

GRIP is no longer available for contracts purchased on or after July 21, 2003. GRIP II remains available as provided in the prospectus.

FIXED ACCOUNT INVESTMENT OPTIONS

For contracts purchased on and after March 24, 2003: (a) purchase payments may not be allocated to the 1, 3, 5 and 7-year fixed account investment options (collectively, the "Fixed Account Investment Options") and (b) transfers from the variable account investment options to the Fixed Account Investment Options will not be permitted. As a result, the Secure Principal Program sm will no longer be available for these contracts.

                        SUPPLEMENT DATED DECEMBER 8, 2003


NY Venture.Supp 12-08-03